CORPORATE OVERVIEW

Quantum Leap Energy

Quantum Leap Energy:
Strong Momentum & Scalable Growth

Our mission is to address gaps in the nuclear fuel cycle, promote safe nuclear power, and enhance the sustainability of the nuclear fuel cycle for advanced nuclear reactors and fusion systems, as well as the existing nuclear fleet.

Highlights:

- Commercial momentum through partnerships for supply and funding.
- Experienced leadership and growing team with unique R&D expertise.
- Relying on demonstrated isotope separation, nuclear chemistry, and execution capability.
- Scalable modular approach to de-risk regulatory approval.
- Exclusive access to ASP Isotopes' 150+ team and infrastructure.

Roadmap:

- Commercial demonstration of enrichment, conversion, deconversion and waste treatment capability
- Engagement with regulators to accelerate timelines towards commercialization
- Expanding commercial agreements
- Establishment of US and UK research and development hubs, team build-out and expansion
- Ongoing development of corporate functions.

Quantum Leap Energy: Today's Discussion

The Energy Bottleneck:

- An emerging geopolitical crisis.
- Unmet / increasing demand.
- Spiralling cost structures
- Dysfunctional supply chain

Our Technology:

- Multiple approaches.
- Higher Alpha.
- Fewer stages.
- Scalable and modular.

Commercial Partners:

- Fermi America
- TerraPower
- South African Nuclear Energy Corporation (Necsa)
- Capital commitment and regulatory advantages

Path to Revenue:

- Lithium-6 and Lithium-7
- Enriched Uranium:
  - High assay low enriched uranium (HALEU)
  - Low enriched uranium (LEU+)
  - Uranium hexafluoride (UF_6)

Our Expertise:

- Leadership team in place.
- Headcount build to ~60 pax through 2027.
- Access to ASP 150+ pax engineering bench.

Waste into Revenue:

- Recovery -> Revenue
- Depleted tail enrichment
- Accelerated beta decay

Energy Bottleneck:
An Emerging Crisis

We know electrification, data centers, and AI are pushing electricity demand beyond supply capacity.



Renewables have hit a plateau



Trapped by fossil fuel dependence



Distribution limits generation capacity

We believe nuclear power, realized through NextGen Fission and Fusion, is the only viable solution.

Reliable Baseload

Extreme Energy Density

Ultra-Low Carbon

Scalable Energy Security

Fission Fuel Cycle: Dysfunctional Across Major Stages

- Logistics and distribution hazard
- Increasing political risk
- Non-NATO Oligopoly
- Concentrated availability of materials

- Lack of conversion capacity
- Non-NATO Oligopoly
- New materials supply directed to non-NATO countries

- Upgrade Gen 3 reactors to LEU+ for extending service life.
- Not enough materials to fuel advanced reactors.


Li7
MINING & MILLING
CONVERSION
ENRICHMENT
DECONVERSION
FUEL FABRICATION
FUEL ASSEMBLY
POWER GENERATION
STORAGE

- Lack of conversion/deconversion capacity Non-NATO Oligopoly
- New materials diverted away from US and Europe

- Need for greater hazard mitigation around beta emitting isotopes from spent nuclear fuel.

The Price of Dysfunction: Higher Costs, Increasing Geopolitical Risk

MINING/MILLING

~3x cost increase over 4 years

Metric: SpotSWU (US$/kg)



$200.00
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
1-2015
1-2017
1-2019
1-2021
1-2023
1-2025
1-2027

20% n = 2	80% n = 8

10 suppliers - 20% NATO

CONVERSION

~9x cost increase over 4 years

Metric: Conversion Price (US$/kgU)



$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
1-2015
1-2017
1-2019
1-2021
1-2023
1-2025
1-2027

45% n = 2	55% n = 2

4 suppliers - 45% NATO

ENRICHMENT

~2x cost increase over 4 years

Metric: Enrichment Price (US$/SWU)



$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
1-2015
1-2017
1-2019
1-2021
1-2023
1-2025
1-2027

55% n = 3	45% n = 2

5 suppliers - 55% NATO

NATO | Non-NATO

HALEU Demand: Next Wave In Nuclear Energy



Estimated US HALEU Requirements (MTU/yr)
The NEI estimates that by 2035 US domestic demand for HALEU could reach >600 Metric Tonnes per annum
700
600
500
400
300
200
100
0
'25
'26
'27
'28
'29
'30
'31
'32
'33
'34
'35

The NEI estimates (above) that by 2035 US domestic demand for HALEU could reach >600 Metric Tons per annum.

- Current commercial light water reactors use low-enriched uranium (LEU) fuel which has less than 5% U-235 content.
- Existing reactor fleets are evaluating transition to LEU+ (5 – 10% U-235)
- Many SMRs and advanced reactors will require High Assay Low Enriched Uranium (HALEU) with U-235 enrichment up to 19.75%.
- Currently, there is no commercial supplier of HALEU in the Western World. Without fuel these SMR's are unlikely to become a reality.
- Recently, TerraPower delayed the start-up of its Natrium reactor from 2028 by at least 2 years due to the lack of availability of HALEU.
- The U.S. government has made a multi-billion-dollar commitment to help commercialize HALEU-fueled advanced reactors.
- Many European and Asian countries are also in need of HALEU for SMRs.

We believe we can solve the problems for the entire HALEU fuel line using our proprietary technologies.

In principle, Quantum Enrichment can separate isotopes of most elements, achieving desired enrichment in a single step.

The Cost of Inaction: Greater Capital Intensity and Timelines

Producing HALEU with existing centrifugal technology will significantly raise production cost, require multiples of current capital investment and extend timelines exacerbating our ability to meet demand.

Capital investment to produce 20M SWU/year via centrifuge technology



$ Billion
3X
$44B
LEU
HALEU

Deployment time (years):

9-13 | 11-16 | +2-5 years



Global Energy Demands are Increasing (Indexed Growth: 2024 - 2050)
Projected Electricity Demand (Range)
Installed Capacity (Indexed)
Index (2024 = 100)
Year
2024
2030
2040
2050
Nuclear Share (NZE Scenario, %)
Sources: International Energy Agency (IEA), Electricity 2024; IEA, World Energy Outlook 2024 (NZE Scenario); Enerdata EnerBlue & EnerGreen Scenarios

LEU Transition to HALEU: From Concentration to Competition

- **LEU+ upgrade for existing LWRs** expected to boost performance without major reactor modifications.
- **Higher enrichment, higher efficiency** enables longer fuel cycles, greater burnup, and reduced refuelling costs.
- **Lower waste, lower cost** leads to improved fuel utilization cuts waste volumes and operating expenses.
- **Bridge to advanced reactors** immediate pathway to next-gen performance using today's infrastructure.
- **De-risked, scalable opportunity** leverages existing global reactor fleet for rapid market adoption.
- **Supports existing nuclear fleet** extending the duration of fuel usage while reducing replacement frequency.



Reactors Under Development
35
30
25
20
15
10
5
0
2
33
11
12
8
Natural U
LEU
LEU+
HALEU
Fuel
Light water reactors
Fast reactors
Molten salt reactors
Gas cooled reactors

Our Products: Future-Ready Solutions

Commercial scale supply of critical materials lacking in the West.

Key Trends:

- Upgrade of Generation 3 reactors to Generation 3+ via LEU+ introduction.
- Next Generation Nuclear is heading for commercial operation.
- First fusion tech expected by 2030.
- Gen 4 reactors likely after 2030.
- Molten salt reactors held back by limited heat-transfer material availability.



CURRENT
EMERGING
FUTURE
REACTORS
Gen. 2, Gen. 3
Gen. 3+
Gen. 4, Gen. 5
Fusion
PRODUCTS
Lithium-7
LEU
LEU+
LEU+, HALEU
Lithium-6
FISSION
FUSION

Potential Revenue: Recovery and Reuse

Depleted Uranium Tails Enrichment/Processing:

- Depleted uranium tails (dUF_6) are the by-product of uranium enrichment, with 0.2% - 0.3% U-235 content.
- Over 2 million metric tons have accumulated from decades of enrichment.
- Storage poses continued environmental liability.
- QLE intends to enrich tails to LEU+/HALEU, thus opening alternative uranium fuel sources to the world.


ENRICHED
ENRICHMENT
DECONVERSION
DEPLETED
METALIZATION
STORAGE

Accelerated Beta-Decay/Waste Treatment:

- We are developing a process that is designed to use selective laser excitation on long-lived isotopes such as cesium-137, strontium-90 and carbon-14 to accelerate beta-decay / decontamination for water-soluble nuclear waste, particularly radioactive waste from radioactive materials from nuclear power plants, radiopharmaceuticals, and military sources.
- QLE's first targeted isotope will be cesium-137, which decays into stable barium-137. The use of high-purity barium-137 is emerging as a critical enabler of ion-trap quantum computing, one of the leading approaches to building large-scale quantum machines.


CONVERSION
FUEL FABRICATION
STORAGE
RepU
RE-PROCESSING

Confidential and Proprietary

QUANTUM LEAP ENERGY

Production Strategy: Diversified Portfolio Fast Tracking Commercialization

We intend to produce stable isotopes (lithium-6, lithium-7) first, to set the baseline for regulators, scale technology and generate revenue before moving onto LEU+ and HALEU.

Sooner → COMMERCIAL SUPPLY → Later

Product	Market Status	Application
Lithium-7	Limited commercial supply	pH control in most water moderated reactors Heat exchange fluid component (e.g. FLiBe, FLiNaK) in fluoride-based MSRs
Lithium-6	No commercial supply	Tritium breeding compound for fusion reactor fuel
Converted uranium	Limited commercial supply	Gas centrifuge driven enrichment feed material
Deconverted uranium	Limited commercial supply	Uranium oxide formation for fuel fabrication Uranium metallization for QE enrichment and fuel fabrication
LEU	Unmet demand	Existing reactor fuel
LEU+	Limited commercial supply	Limited Commercial Supply. Extended operating cycle reactor fuel for existing water reactors Advanced nuclear reactor fuel
HALEU	No commercial supply	No Commercial Supply. Advanced nuclear reactor fuel SMR reactor fuel
Waste treatment	New market entry	Accelerated beta-decay with selective laser excitation for certain water-soluble nuclear waste.
Tails-derived fuel	New market entry	Advanced nuclear reactor fuel SMR reactor fuel Existing reactor life extension fuel Existing reactor fuel

Enrichment Technologies: Nuclear Fuels

Aerodynamic Separation Process (ASP)

The Aerodynamic Separation Process utilizes gaseous separation via a stationary wall centrifuge paired with proprietary flow directors to separate isotopes of varying levels of atomic mass.

ASP is in commercial operation for stable isotopes, under development for energy isotopes.



Quantum Enrichment (QE)

Quantum Enrichment technology employs precisely tuned lasers and quantum mechanical principles to efficiently separate isotopes based on their unique transition energies, achieving high selectivity for most elements.

QE is in commercial operation for stable isotopes and under development for energy isotopes.


Heavy isotope
Light isotope
Ionized light isotope
(-) Charge Collector
Tailstream
Vapor Flow
Laser

Our Technology: Comparatively Better

Delivering lower costs, modular flexibility, and superior efficiency to meet evolving nuclear fuel demands.

	Centrifugation	Our Technology
Capital cost	Higher.	Lower
Operating cost	Comparable.	Comparable > Lower
Flexible scaling	Large-scale, site-specific construction.	Modular allowing rapid construction and deployment
Production capacity	Complex adaptation for specific needs.	Minimal adjustment to meet specific requirements.
Flexible design	Non-adaptive, legacy approach.	Ongoing optimization with technology upgrades
Footprint	Decentralization increases hazardous transport risk.	Co-location with fabrication enhances security.
Energy costs	Expansive facilities prevent economies of scale.	Smaller footprint likely to reduce energy costs.
Process to market	Deferred production until all modules are operational.	Commercial production via each commissioned module.
Stages	More	Fewer
Selectivity (α*)	$1.05 < \alpha < 1.15$	$\alpha \geq 1.17$, $\alpha \geq 50$

Our Technology: Fewer Stages; Higher Alpha


U-235
(0.71%)
α=1.12
U-235
(0.795%)
U-235
(0.635%)
U-235
(0.71%)
α=35
U-235
(19.75%)
U-235
(0.02%)

Stages > 42 Alpha = 1.12

Incumbent Centrifuges



Stages > 31 Alpha = 1.17

Aerodynamic Separation



Stages > 1 Alpha= 25 -125

Quantum Enrichment



Confidential and Proprietary

Our Technology: Applied Isotope Enrichment

Proven Applications

- Lithium
- Ytterbium

Commercial Target for Lithium Separation

- We believe we can use the QE for the isotopic enrichment of lithium metal to produce lithium-6 and lithium-7 and HALEU.
- We believe we can use this proven technology on various feed sources from depleted uranium, natural uranium and even spent reactor fuel to produce fuel.
- We plan to produce enriched uranium of various grades of enrichment including LEU, LEU+ and HALEU.

Ytterbium QE Enrichment


Yb-176 isotope >13%
Mass [amu]
Yb-176 isotope >94%
Mass (amu)

α ≈ 107

Lithium QE Enrichment


Light isotope <10%
Light isotope >90%
Heavy isotope <10%
Heavy isotope
Light isotope <1%

α ≈ 112

External Validation: Capital Commitments and Supply Agreements

FERMI AMERICA

HALEU

Funding via JV

- Memorandum of Understanding (MOU) for a JV in United States to produce HALEU.
- Co-founded by Rick Perry (former U.S. Energy Secretary & Texas Governor).
- Planning an 11 GW data centre with NRC approval for 4 AP1000 reactors.

TerraPower

HALEU

Loan Commitments

- Loan agreement for a multiple advance term loan of up to $22 million to partially finance a proposed uranium enrichment facility at Pelindaba, South Africa.
- HALEU supply agreement for initial loading of TerraPower's Natrium project in Wyoming during the 2027/28 timeframe.
- Long-term HALEU supply agreement for 10-year supply of HALEU.

necsa

We're in your world

HALEU

Funding via JV

- MOU for a JV in South Africa.
- Pelindaba is an IAEA compliant facility with licenses to process uranium and lithium.
- First test bench is ready for commissioning pending regulatory approval.

Our Team: Expertise in Engineering, Finance, and Strategic Growth

EXECUTIVE

Ryno Pretorius, Ph.D. | Chief Executive Officer

- CEO since May 2025; 15+ years in chemical engineering & technology scale-up
- Former project engineer at Brimstone (2024-25) and Magreathea Metals (2023-24)
- Founder & CEO of Free Radical Process Design (2015-23)
- Co-founder & CEO of Rare Earth Refiners (2019-25), developed Direct Dry Fluorination process.
- Early career at Necsa, expertise in nuclear fuel supply chain
- Holds B.Eng, M.Eng, and Ph.D. in chemical engineering from University of Pretoria

Michael Cunniffe | Chief Financial Officer

- CFO since October 2025
- Former Managing Director at Danforth Advisors (2023–2025), advising companies including ASP Isotopes
- CFO at Axovia Therapeutics (2021–2022), focused on gene therapy for ciliopathies
- Previous finance leadership roles at ATAI Life Sciences, Neurogene, and Seqirus.
- Holds a Master's in Finance from London Business School
- Currently pursuing a Master's in Cell & Gene Therapy at UCL

MANAGEMENT

Brian Mphahlele | VP of Regulatory Affairs and Business Development

- Regulatory Negotiations and Agreements
- New Business and Product Development
- IP Strategy
- Company Strategy
- Bilateral Agreements

Inbanathan Govender, PhD | Global Head of Engineering

- EPC Contract Management
- Fluorination and hazardous chemical expert
- Engineering Management and Technical
- Quality Assurance

Our Board & Advisors: Strategic Global Energy & Technology Experts

NON-EMPLOYEE DIRECTORS:

Michael Gorley, Ph.D.

- Director of Fusion Technology Division, UK Atomic Energy Authority ("UKAEA")
- Former Chief Technologist and Materials Group Leader
- Ph.D. in Materials Science, Oxford University

Ralph L. Hunter, Jr.

- 35+ years in nuclear power generation
- Former CEO of Orion Nuclear Energy; Chair of the US Civil Nuclear Trade Advisory Committee ("CINTAC")
- Holds B.Eng & M.Eng in Nuclear Engineering

Duncan Moore, Ph.D.

- Partner at East-West Capital Partners, focusing in the Healthcare Industry in Asia
- Former pharmaceutical analyst at Morgan Stanley
- M.Phil. and Ph.D. from the University of Cambridge

Hendrik Strydom, Ph.D.

- Co-developed the isotope separation technology, known as ASP
- Former Chief Technologist and Materials Group Leader
- BSc- Hons (Physics & Maths), MSc (Physics) and PhD (Physics)

STRATEGIC ADVISORS:

Philip Crouse, Ph.D. | Global Research Coordinator, Scientific Advisor

- Commercial Research Director
- Technology Scale-up Strategy and Coordination,
- Profit-Optimized Research Coordination

Walter Fourie, PhD | Engineering Commercialization Manager

- Technology Scale-up Strategy and Coordination,
- Research Commercialization Strategy
- Techno-Economic Business Case Assessment

Our Future: Expected Company Development Roadmap

Investment Phases:

Invest (2025–2027): Significant investment in plant as path to revenue.

Deliver (2028–2029): Prove and scale

Accelerate (2030–2031): Compound growth

Plant Types & Focus:

Demonstration Plants: South Africa, UK, US

Commercial Plants: South Africa, UK, US

Waste Treatment: Canada, US

Conversion/Deconversion: US

Product Revenues:

Initial revenue from Lithium in 2027/2028

Waste treatment revenue to commence in 2028

UF_6 revenues to follow in 2029

Self-sustaining operations from Q2 2031



Invest
2025 - 2027
Deliver
2028 - 2029
Accelerate
2030 >
Demonstration (SA)
Demonstration (UK)
Demonstration (US)
Commercial (US)
Demonstration (SA)
Commercial (SA)
Commercial (UK)
Commercial (US)
Demonstration (SA)
Commercial (US)
Demonstration (CA)
Demonstration (US)
Commercial (US)
Lithium-6
Lithium-7
HALEU
UF6
Accelerated Beta Decay
Legend
Lithium
Uranium
Conversion/Deconversion
Waste Treatment

Quantum Leap Energy

Anticipated Development Activities: Activation Post Funding

Focus: Infrastructure, funding, early partnerships

Revenue: Anticipated in 2027; increasing through 2028.

Investment: Post funding rapid pathway to public capital.

Production: Gradual ramp up scaling to nameplate within 12 quarters.

Headcount: ~60 across SA, UK, US by 2027

Key Products: Lithium (demo & commercial), HALEU (bench plant), UF_6 development, Waste treatment advancement ongoing.

Projected project phasing



Invest
Start Demonstration plant in SA
Start Demonstration plant in UK
Start Demonstration plant in US
Start Demonstration plant in SA
Continue Demonstration plant in SA
Start Demonstration plant in SA
Lithium
Uranium
Conversion/Deconversion
Waste Treatment
Today
Q4-2025
Q1-2026
Q2-2026
Q3-2026
Q4-2026
Q1-2027

In Summary

Electrical demand surge driving the resurgence of nuclear power

We believe nuclear energy is the only scalable, low-carbon baseload solution.

Nuclear supply-chain is at risk; undersupply in conversion and enrichment

Addressing shortfall with incumbent technology is cost prohibitive

QLE offers two enrichment technologies and supply-chain expertise

Modular plants allow rapid, construction expansion and adaptation

Derisking while scaling; developing less regulated products to commercialization first

QLE is supported by ASP Isotopes 150+ staff by EPC and license agreement

APPENDIX

Controlling Next Generation Markets: Lithium-6

- In fusion reactors, lithium-6 is a crucial component for breeding tritium, which is used as fuel in fusion reactions.
- Fusion Reactors have the potential to be the next generation of clean renewable reactors.
- Enriched lithium-6 is a usable by-product of our lithium-7 enrichment. This allows for better monetization of lithium.
- We believe a $30m demand for lithium-6 opens if commercial fusion is achieved.



Lithium
Tritium
Tritium
Helium
Neutron
14.1 MeV
Fusion
3.5 MeV
Helium
Deuterium

Entering New Markets: Lithium-7

- 99.95% lithium-7 is used to regulate the pH of cooling water in existing and advanced PWRs.
- Lithium-7 is favored for this application due to its low neutron absorption cross-section, meaning it doesn't interfere with the nuclear reaction.
- We can utilize lithium-7 production for Research and Development of at-scale laser technologies to produce HALEU
- Lithium-7 will likely be the first domestic US and UK production facilities.
- Less regulated industry to R&D our laser enrichment technologies at scale.
- Molten salt reactors utilizing FLiBe requires isotopically pure lithium-7 for successful operation.
- 15 – 60 tonnes of FLiBe containing lithium-7 is required per MSR reactor, with an estimate market value of $500m - $1.5bn

No Lithium-7 means No Cooling



Containment structure
Reactor vessel
Steam generator
Secondary cooling loop
Primary cooling loop
Control rods
Turbine
Generator
Condenser
Water from reservoir
Water back to reservoir
Primary cooling loop
Secondary cooling loop

HALEU Reactors: The Next Wave In Nuclear Energy

The world is moving to next generation nuclear reactors, requiring HALEU including Fast Reactors and SMRs.

The US DOE has already committed billions of dollars to Advanced Reactor Design Program (ARDP) to facilitate and accelerate development of advanced reactors.

- Modular, smaller size (50 MWe to 300 MWe) reactors allowing greater flexibility in deployment.
- Designed for production-line manufacturing rather than conventional custom-built capital projects.
- Limited on-site preparation to substantially reduce lengthy construction times.
- Simplicity of design, enhanced safety features, economics and quality afforded by factory production, and more flexibility (financing, siting, sizing, and end-use applications).
- Can provide power for applications where large plants are not needed or sites lack infrastructure to support a large unit (e.g. smaller electrical markets, isolated areas, smaller grids, sites with limited water and acreage, or unique industrial applications).



TerraPower's Natrium



OKLO's Aurora Powerhouse



Rolls-Royce's SMR



X-Energy's Xe-100



Seaborg Nuclear

Company History

September 2021
ASPI incorporated in Delaware

Raised $4 million in pre-seed funding

Received appropriate permits from the non-proliferation council of South Africa for ASPI to acquire Klydon's Plant

October 2021
ASPI wins competitive auction for Klydon Large-scale Plant assets

Raises an additional $6 million and commenced procurement of components

July 2022
Acquisition of the Small-Scale Plant enrichment facility from Klydon

November 2022
ASPI Initial public offering (NASDAQ) raising $5 million

4Q 2023
Formation of Quantum Leap Energy focused on nuclear fuels

Entered into 2 MOUs with US Small Modular Reactor companies for production of HALEU

February 2024
ASPI announces planned spin-out of QLE and raises >$20m in a convertible note financing

October 2024
ASPI demonstrates enrichment of Ytterbium-176 during commissioning phase of the first Quantum Enrichment plant

ASPI enters into formal term sheet with TerraPower, LLC for the construction of a HALEU production facility

November 2024
MOU with the South African Nuclear Energy Corporation (Necsa) to collaborate on the research, development and construction of an Advanced Nuclear Fuel Production Facility

May 2025
Ryno Pretorius appointed as CEO

October 2025
Michael Cunniffe appointed as CFO